UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 30, 2008
WILSON BANK HOLDING COMPANY
(Exact Name of Registrant as Specified in Charter)

Tennessee	000-20402	62-1497076
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

623 West Main Street
Lebanon, Tennessee	37087
(Address of Principal Executive Offices)	(Zip Code)
(615) 444-2265
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (e) On December 30, 2008, Wilson Bank and Trust (the “Bank”), a wholly-owned subsidiary of Wilson Bank Holding Company, a Tennessee corporation (the “Company”), entered into amendments (the “Amendments”) to the Executive Salary Continuation Agreements, as previously amended and restated, (the “Agreements”), by and between the Bank and certain of the Bank’s officers, including Randall Clemons, Elmer Richerson, Lisa Pominski, Gary Whitaker, John Goodman and John C. McDearman, III (collectively, the “Executives”). The Amendments, along with the Agreements, are filed herewith as exhibits to this Current Report on Form 8-K.
     The Amendments were entered into to make technical corrections necessitated by Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”), including the following:
•	adding the defined term “separation from service”;

•	amending the definition of “disability”;

•	amending the definition of “change in control”;

•	amending the amendment and termination provisions of the Agreements;

•	adding a new Paragraph 24 to the Agreements to require that any payments to be made to the Executive upon his or her termination of employment (including upon retirement) at a time that the Executive is a “specified employee” (as defined in Section 409A) shall be delayed for six months following his or her termination date as required by Section 409A;

•	adding a new Paragraph 25 to the Agreements to permit the timing of benefits to be accelerated under the Agreements in accordance with and subject to the limitations of Section 409A; and

•	adding a new paragraph 26 to the Agreements to permit the Bank to change the timing and form of benefits to be provided under the Agreements in accordance with and subject to the limitations of Section 409A.
     In addition to the amendments necessitated by Section 409A, the Agreements were also amended as follows:
•	to clarify that an Executive will “retire” from the Bank as of the December 31st nearest his or her 65th birthday or such later date as the Executive may actually retire;

•	to require that the Executive must have been continuously employed by the Bank for at least 20 years in order to qualify for “early retirement” following reaching age 55;

•	to modify the calculation of the fixed percentage benefit payable to the Executive upon “retirement” and to eliminate both the requirement that the Bank achieve a certain return on average assets in order for the benefit not to be reduced and the offsets previously applicable to such payments;
•	to modify the calculation of the benefit payable to the Executive upon “early retirement” from a fixed percentage of the Executive’s salary at the time of retirment to the amount of the Executive’s “accrual balance” earned as of the last day of the plan year immediately preceding the date of the Executive’s “early retirement,” and to eliminate the requirement that the Bank achieve a certain return on average assets in order for the benefit not to be reduced;
•	to modify the benefits payable to the Executive upon death, voluntary termination of employment for reasons other than death, disability or retirement or the Executive’s involuntary termination with “cause”;
•	to modify the vesting provisions of the Agreements to provide that the Executive shall become 100% vested in his or her “accrual balance” earned as of the last day of the plan year immediately preceding the year the Executive attains age 55 and completes 20 years of continuous employment with the Bank; and
•	to modify the Agreements to provide that the Executive will be 100% vested in benefits payable upon the Executive’s “normal retirement” or “early retirement” in the event of a “change in control” of the Bank or the Company and that the benefits shall be paid within 30 days following the change in control.
     The description of the Amendments set forth herein is qualified in its entirety by reference to the Amendments which are filed herewith and incorporated by reference into this Section 5.02.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

10.1	Amendment, dated December 30, 2008, to Amended and Restated Executive Salary Continuation Agreement dated as of October 7, 2002, by and between Wilson Bank and Trust and J. Randall Clemons.

10.2	Amendment, dated December 30, 2008, to Amended and Restated Executive Salary Continuation Agreement dated as of October 7, 2002, by and between Wilson Bank and Trust and Elmer Richerson.

10.3	Amendment, dated December 30, 2008, to Amended and Restated Executive Salary Continuation Agreement dated as of October 7, 2002, by and between Wilson Bank and Trust and Lisa T. Pominski.

10.4	Amendment, dated December 30, 2008, to Executive Salary Continuation Agreement dated as of March 30, 2006, by and between Wilson Bank and Trust and Johnny D. Goodman III.

10.5	Amendment, dated December 30, 2008, to Amended and Restated Executive Salary Continuation Agreement dated as of October 7, 2002, by and between Wilson Bank and Trust and Gary Whitaker.

10.6	Amendment, dated December 30, 2008, to Executive Salary Continuation Agreement dated as of January 1, 2006, by and between Wilson Bank and Trust and John C. McDearman III.

10.7	Amended and Restated Executive Salary Continuation Agreement dated as of October 7, 2002, by and between Wilson Bank and Trust and J. Randall Clemons.

10.8	Amended and Restated Executive Salary Continuation Agreement dated as of October 7, 2002, by and between Wilson Bank and Trust and Elmer Richerson.

10.9	Amended and Restated Executive Salary Continuation Agreement dated as of October 7, 2002, by and between Wilson Bank and Trust and Lisa T. Pominski.

10.10	Executive Salary Continuation Agreement dated as of March 30, 2006, by and between Wilson Bank and Trust and Johnny D. Goodman III.

10.11	Amended and Restated Executive Salary Continuation Agreement dated as of October 7, 2002, by and between Wilson Bank and Trust and Gary Whitaker.

10.12	Executive Salary Continuation Agreement dated as of July 28, 2006, by and between Wilson Bank and Trust and John C. McDearman III.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILSON BANK HOLDING COMPANY
By:	/s/ Randall Clemons
Randall Clemons
Chief Executive Officer

Date: January 6, 2009

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment, dated December 30, 2008, to Amended and Restated Executive Salary Continuation Agreement dated as of October 7, 2002, by and between Wilson Bank and Trust and J. Randall Clemons.

10.2	Amendment, dated December 30, 2008, to Amended and Restated Executive Salary Continuation Agreement dated as of October 7, 2002, by and between Wilson Bank and Trust and Elmer Richerson.

10.3	Amendment, dated December 30, 2008, to Amended and Restated Executive Salary Continuation Agreement dated as of October 7, 2002, by and between Wilson Bank and Trust and Lisa T. Pominski.

10.4	Amendment, dated December 30, 2008, to Executive Salary Continuation Agreement dated as of March 30, 2006, by and between Wilson Bank and Trust and Johnny D. Goodman III.

10.5	Amendment, dated December 30, 2008, to Amended and Restated Executive Salary Continuation Agreement dated as of October 7, 2002, by and between Wilson Bank and Trust and Gary Whitaker.

10.6	Amendment, dated December 30, 2008, to Executive Salary Continuation Agreement dated as of January 1, 2006, by and between Wilson Bank and Trust and John C. McDearman III.

10.7	Amended and Restated Executive Salary Continuation Agreement dated as of October 7, 2002, by and between Wilson Bank and Trust and J. Randall Clemons.

10.8	Amended and Restated Executive Salary Continuation Agreement dated as of October 7, 2002, by and between Wilson Bank and Trust and Elmer Richerson.

10.9	Amended and Restated Executive Salary Continuation Agreement dated as of October 7, 2002, by and between Wilson Bank and Trust and Lisa T. Pominski.

Exhibit No.	Description
10.10	Executive Salary Continuation Agreement dated as of March 30, 2006, by and between Wilson Bank and Trust and Johnny D. Goodman III.

10.11	Amended and Restated Executive Salary Continuation Agreement dated as of October 7, 2002, by and between Wilson Bank and Trust and Gary Whitaker.

10.12	Executive Salary Continuation Agreement dated as of July 28, 2006, by and between Wilson Bank and Trust and John C. McDearman III.